Exhibit 10.18

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of August 21, 2015, by EACH OF THE ENTITIES IDENTIFIED AS “JOINING PARTIES” ON THE SIGNATURE PAGES OF THIS JOINDER AGREEMENT (each individually, a “Joining Party” and collectively, the “Joining Parties”), and delivered to KeyBank National Association, as Agent, pursuant to §5.4 of the Second Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Amendment to Other Loan Documents dated as of even date herewith, as from time to time in effect (as the same has been and may be further varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”), by and among Carter/Validus Operating Partnership, LP (the “Borrower”), KeyBank National Association, for itself and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.

RECITALS

A. Each Joining Party is required, pursuant to §5.4 of the Credit Agreement, to become an additional Subsidiary Guarantor under the Guaranty and the Contribution Agreement.

B. Each Joining Party expects to realize direct and indirect benefits as a result of the availability to the Borrower of the credit facilities under the Credit Agreement.

NOW, THEREFORE, Joining Party agrees as follows:

AGREEMENT

1. Joinder. By this Joinder Agreement, each Joining Party hereby becomes a “Subsidiary Guarantor” and a “Guarantor” under the Credit Agreement, the Guaranty and the other Loan Documents with respect to all the Obligations of the Borrower now or hereafter incurred under the Credit Agreement and the other Loan Documents, and a “Subsidiary Guarantor” under the Contribution Agreement. Each Joining Party agrees that such Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a “Subsidiary Guarantor” and a “Guarantor” under the Credit Agreement, the other Loan Documents and the Contribution Agreement.

2. Representations and Warranties of Joining Parties. Each Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by such Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement), the representations and warranties contained in the Credit Agreement and the other Loan Documents applicable to a “Guarantor” or “Subsidiary Guarantor” are true and correct in all material respects as applied to each such Joining Party as a Subsidiary Guarantor and a Guarantor on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents and the Contribution Agreement of the Subsidiary Guarantors apply to the Joining Parties and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that any of the Joining Parties becomes a Subsidiary Guarantor.

3. Joint and Several. Each Joining Party hereby agrees that, as of the Effective Date, the Guaranty and the Contribution Agreement heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of such Joining Party to the same extent as if executed and delivered by such Joining Party, and upon request by Agent, will promptly become a party to the Guaranty and the Contribution Agreement to confirm such obligation.

4. Further Assurances. Each Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

5. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6. Counterparts. This Joinder Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

7. The effective date (the “Effective Date”) of this Joinder Agreement is August 21, 2015.

IN WITNESS WHEREOF, Joining Parties have executed this Joinder Agreement under seal as of the day and year first above written.

“JOINING PARTIES”

DC-1650 UNION HILL ROAD, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical
REIT, Inc., a Maryland corporation,
its General Partner

		By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer

[SEAL]

HC-800 EAST 68TH STREET, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical
REIT, Inc., a Maryland corporation,
its General Partner

		By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer

KeyBank/CVReit – Signature Page to Joinder Agreement

HCP-RTS, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer

HC-77-840 FLORA ROAD, LLC
HC-40055 BOB HOPE DRIVE, LLC
HC-5829 29 PALMS HIGHWAY, LLC
HC-8991 BRIGHTON LANE, LLC
HC-6555 CORTEZ, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-2270 COLONIAL BLVD, LLC
HC-2234 COLONIAL BLVD, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-1120 LEE BOULEVARD, LLC
HC-8625 COLLIER BLVD., LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-7850 N. UNIVERSITY DRIVE, LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-52 NORTH PECOS ROAD, LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC, each a Delaware limited liability company

By:	HCP-RTS, LLC, a Delaware limited liability company, their sole member

	By:	Carter/Validus Operating Partnership, LP, a
Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT,
Inc., a Maryland corporation, its general
partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Kristin Centracchio
Name:	Kristin Centracchio
Its:	Vice President

KeyBank/CVReit – Signature Page to Joinder Agreement